UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 20, 2024

Blackstone Private Credit Fund
(Exact name of Registrant as specified in its charter)

Delaware	814-01358	84-7071531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor New York, NY	10154
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212)
503-2100
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
Notes Offering
On November 20, 2024, Blackstone Private Credit Fund (the “
Fund
”) and U.S. Bank Trust Company, National Association (the “
Trustee
”) entered into a Sixteenth Supplemental Indenture related to an offering of $400,000,000 in aggregate principal amount of the Fund’s 5.600% notes due 2029 (the “
2029 Notes
”) (the “
Sixteenth Supplemental Indenture
”) and a Seventeenth Supplemental Indenture related to an offering of $600,000,000 in aggregate principal amount of the Fund’s 6.000% notes due 2034 (the “
2034 Notes
” and, together with the 2029 Notes, the “
Notes
”) (the “
Seventeenth Supplemental Indenture
”), which supplement that certain Base Indenture, dated as of September 15, 2021 (as may be further amended, supplemented or otherwise modified from time to time, the “
Base Indenture
” and, together with the Sixteenth Supplemental Indenture and Seventeenth Supplemental Indenture, the “
Indenture
”).
The 2029 Notes and 2034 Notes will mature on November 22, 2029 and November 22, 2034, respectively, and may be redeemed in whole or in part at the Fund’s option at any time or from time to time at the redemption prices set forth in the Indenture. The 2029 Notes bear interest at a rate of 5.600% per year payable semi-annually on May 22 and November 22 of each year, commencing on May 22, 2025, and the 2034 Notes bear interest at a rate of 6.000% per year payable semi-annually on May 22 and November 22 of each year, commencing on May 22, 2025.
The Notes are general unsecured obligations of the Fund that rank senior in right of payment to all of the Fund’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu
 with all existing and future unsecured unsubordinated indebtedness issued by the Fund, rank effectively junior to any of the Fund’s secured indebtedness (including unsecured indebtedness that the Fund later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Fund’s subsidiaries, financing vehicles or similar facilities.
The Indenture contain certain covenants, including covenants requiring the Fund to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and to provide financial information to the holders of the Notes and the Trustee if the Fund is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.
In addition, on the occurrence of a “change of control repurchase event,” as defined in the Indenture, the Fund will generally be required to make an offer to purchase the outstanding Notes at a price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest to the repurchase date.
The foregoing descriptions of the Base Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, and the Notes, respectively, each filed as an exhibit hereto and incorporated by reference herein.
The Notes were offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons
outside the United States pursuant to Regulation S under the Securities Act (the “
Notes Offering
”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The Notes Offering closed on November 22, 2024. The net proceeds to the Fund were approximately $970.0 million, after deducting the initial purchaser discount and estimated offering expenses. The Fund expects to use the net proceeds of the offering for general corporate purposes of it and its subsidiaries.

Registration Rights Agreement
In connection with the Notes Offering, the Fund entered into Registration Rights Agreements, each dated as of November 22, 2024 (the “
Registration Rights Agreements
”), with Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and Truist Securities, Inc. with respect to the 2029 Notes, as representatives of the initial purchasers of the 2029 Notes and with Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc. and SMBC Nikko Securities America, Inc., with respect to the 2034 Notes, as representatives of the initial purchasers of the 2034 Notes. Pursuant to the Registration Rights Agreements, the Fund is obligated to file with the Securities and Exchange Commission a registration statement relating to an offer to exchange the Notes for new notes issued by the Fund that are registered under the Securities Act and otherwise have terms substantially identical to those of the Notes, and to use its commercially reasonable efforts to cause such registration statement to be declared effective. If the Fund is not able to effect the exchange offer, the Fund will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective. If the Fund fails to satisfy its registration obligations by certain dates specified in the Registration Rights Agreements, it will be required to pay additional interest to the holders of the Notes.
The foregoing description of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreements, filed as exhibits hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits .

(d)	Exhibits.

4.1	Indenture, dated as of September 15, 2021, by and between the Fund and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Fund’s Current Report on Form 8-K, filed on September 15, 2021).

4.2	Sixteenth Supplemental Indenture, dated as of November 22, 2024, relating to the 5.600% Notes due 2029, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee.

4.3	Seventeenth Supplemental Indenture, dated as of November 22, 2024, relating to the 6.000% Notes due 2034, by and between the Fund and U.S. Bank Trust Company, National Association, as trustee.

4.4	Form of 5.600% Notes due 2029 (incorporated by reference to Exhibit 4.2 hereto).

4.5	Form of 6.000% Notes due 2034 (incorporated by reference to Exhibit 4.3 hereto).

4.6	Registration Rights Agreement, dated as of November 22, 2024, relating to the 5.600% Notes due 2029, by and among the Fund and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, RBC Capital Markets, LLC and Truist Securities, Inc. as the representatives of the Initial Purchasers.

4.7	Registration Rights Agreement, dated as of November 22, 2024, relating to the 6.000% Notes due 2034, by and among the Fund and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc. and SMBC Nikko Securities America, Inc. as the representatives of the Initial Purchasers.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blackstone Private Credit Fund

Date: November 22, 2024	By:	/s/ Oran Ebel
Oran Ebel
Chief Legal Officer and Secretary